UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2004

                         INTELLIGENT SYSTEMS CORPORATION
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             (Exact name of Registrant as specified in its charter)

              Georgia                       1-9330               58-1964787
  (State or other jurisdiction            Commission          (I.R.S. Employer
of incorporation or organization)        file number         Identification No.)

4355 Shackleford Road, Norcross, Georgia                           30093
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (770) 381-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      Exhibits

            99.1 Press release issued by Intelligent Systems Corporation on November 1, 2004.

ITEM 7.01 REGULATION FD DISCLOSURE

      On November 1, 2004, Intelligent Systems Corporation issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1

      The information contained in this "Item 9. Regulation FD Disclosure" is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K.

      The information in this Form 8-K and the attached Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1,  2004                          INTELLIGENT SYSTEMS CORPORATION
                                                         (Registrant)

                                                 /s/ Bonnie L. Herron
                                                 -------------------------------
                                                 By: Bonnie L. Herron
                                                     Chief Financial Officer

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                                  Exhibit Index

Exhibit Number    Description
--------------    -----------

99.1              Press release issued by Intelligent Systems Corporation on
                  November 1, 2004